EXHIBIT 4(b)(39)


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NIAGARA MOHAWK POWER CORPORATION

to

BANKERS TRUST COMPANY, as Trustee



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Supplemental Indenture
Dated as of March 20, 1996





Providing for creation of $255,000,000 principal amount of First Mortgage Bonds, Floating Rate Series A due June 30, 1999, $125,000,000 principal amount of First Mortgage Bonds, Floating Rate Series B due June 30, 1999, $163,000,000 principal amount of First Mortgage Bonds, Floating Rate Series C due June 30, 1999, $213,260,000 principal amount of First Mortgage Bonds, Floating Rate Series D due June 30, 1999, $37,500,000 principal amount of First Mortgage Bonds, Floating Rate Series E due June 30, 1999 and $20,000,000 principal amount of First Mortgage Bonds, 3% Series due June 30, 1999



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



TABLE OF CONTENTS*<F1>


PARTIES

RECITALS

CONSIDERATION

PART I.                    Creation of a Series of First
                           Mortgage Bonds, Floating Rate
                           Series A Due June 30, 1999
                           [Form of Face of Definitive Bond of the
                           Eighty-first Series]
                           [Form of Trustee's Certificate]
                           [Form of Reverse of Definitive Bond
                           of the Eighty-first Series]

PART II.                   Creation of a Series of First
                           Mortgage Bonds, Floating Rate
                           Series B Due June 30, 1999
                           [Form of Face of Definitive
                           Bond of the Eighty-second
                           Series]
                           [Form of Trustee's
                           Certificate]
                           [Form of Reverse of Definitive
                           Bond of the Eighty-second
                           Series]

PART III.                  Creation of a Series of First
                           Mortgage Bonds, Floating Rate
                           Series C Due June 30, 1999
                           [Form of Face of Definitive
                           Bond of the Eighty-third
                           Series
                           [Form of Trustee's
                           Certificate]
                           [Form of Reverse of Definitive
                            Bond of the Eighty-third
                                     Series]

-----------------------

* This Table of Contents does not constitute part of the supplemental indenture or have any bearing upon the interpretation of any of its terms and provisions.

PART IV.                   Creation of a Series of First
                           Mortgage Bonds, Floating Rate
                           Series D Due June 30, 1999
                           [Form of Face of Definitive
                           Bond of the Eighty-fourth
                           Series]
                           [Form of Trustee's
                           Certificate]
                           [Form of Reverse of Definitive
                           Bond of the Eighty-fourth
                           Series]

PART V.                    Creation of a Series of First
                           Mortgage Bonds, Floating Rate
                           Series E Due June 30, 1999
                           [Form of Face of Definitive
                           Bond of the Eighty-fifth
                           Series]
                           [Form of Trustee's
                           Certificate]
                           [Form of Reverse of Definitive
                           Bond of the Eighty-fifth
                           Series]

PART VI.                   Creation of a Series of First
                           Mortgage Bonds, 3% Series Due June
                           30, 1999
                           [Form of Face of Definitive
                           Bond of the Eighty-sixth
                           Series]
                           [Form of Trustee's
                           Certificate]
                           [Form of Reverse of Definitive
                           Bond of the Eighty-sixth
                           Series]

PART VII.                  Information to Trustee

PART VIII.                 Future Amendments of Indenture and
                           Loan Agreements

PART IX.                   Amendment of Indenture

PART X.                    The Trustee

PART XI.                   Miscellaneous Provisions

TESTIMONIUM

SIGNATURES

ACKNOWLEDGMENTS

                  SUPPLEMENTAL INDENTURE dated as of March 20, 1996, made by and between NIAGARA MOHAWK POWER CORPORATION, a corporation duly organized and existing under the laws of the State of New York, having its principal place of business (residence) at No. 300 Erie Boulevard West, Syracuse, New York (hereinafter sometimes referred to as the "Company"), party of the first part, and BANKERS TRUST COMPANY (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York), a banking corporation and trust company duly organized and existing under the laws of the State of New York, having its principal corporate trust office at Four Albany Street, New York, New York (hereinafter sometimes referred to as the "Trustee"), as Trustee under the Mortgage Trust Indenture hereinafter mentioned, party of the second part.

                  WHEREAS, the Company (formerly Central New York Power Corporation) has heretofore executed and delivered to the Trustee its Mortgage Trust Indenture dated as of October 1, 1937 (hereinafter referred to as the "Original Indenture") and indentures supplemental thereto dated as of December 1, 1938, as of April 15, 1939, as of July 1, 1940, as of January 1, 1942, as of October 1, 1944, as of June 1, 1945, as of August 17, 1948, as of December 31, 1949, as of January 1, 1950, as of October 1, 1950, as of October 19, 1950, as of December 1, 1951, as of February 1, 1953, as of February 20, 1953, as of October 1, 1953, as of August 1, 1954, as of April 25, 1956, as of May 1, 1956, as of September 1, 1957, as of June 1, 1958, as of March 15, 1960, as of April 1, 1960, as of November 1, 1961, as of December 1, 1964, as of October 1, 1966, as of July 15, 1967, as of August 1, 1967, as of August 1, 1968, as of December 1, 1969, as of February 1, 1971, as of February 1, 1972, as of August 1, 1972, as of December 1, 1973, as of October 1, 1974, as of March 1, 1975, as of August 1, 1975, as of March 15, 1977, as of August 1, 1977, as of December 1, 1977, as of March 1, 1978, as of December 1, 1978, as of September 1, 1979, as of October 1, 1979, as of June 15, 1980, as of September 1, 1980, as of March 1, 1981, as of August 1, 1981, as of March 11 1982, as of April 1, 1982, as of June 1, 1982, as of August 1, 1982, as of November 1, 1982, as


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of March 1, 1983, as of May 1, 1983, as of June 1, 1983, as of March 1, 1984 as
of May 1, 1984, as of July 1, 1984, as of October 1, 1984, as of January 1, 1985, as of February 1, 1985, as of February 15, 1985, as of November 1, 1985, as of June 1, 1986, as of August 1, 1986, as of October 1, 1986, as of November 1, 1986, as of July 1, 1987, as of May 1, 1988, as of February 1, 1989, as of April 1, 1989, as of October 1, 1989, as of June 1, 1990, as of November 1, 1990, as of March 1, 1991, as of October 1, 1991, as of April 1, 1992, as of June 1, 1992, as of July 1, 1992, as of August 1, 1992, as of April 1, 1993, as of July 1, 1993, as of September 1, 1993, as of March 1, 1994, as of July 1, 1994 and as of May 1, 1995 (said Original Indenture, together with all instruments stated to be supplemental thereto to which the Trustee has heretofore been or shall hereafter be a party, including said enumerated Supplemental Indentures and this Supplemental Indenture, being herein referred to as the "Indenture"; capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture); and

                  WHEREAS, the Indenture provides in Section 1 of Article Twelfth thereof that without any action or consent by, or notice to, the holders of any of the Bonds, the Company and the Trustee, from time to time and at any time, may enter into such indentures supplemental to the Original Indenture as shall be by them deemed necessary or desirable for the purpose of establishing the form, terms, provisions and conditions of a particular series of Bonds, and of providing the terms and conditions of redemption of Bonds of such series, or for a retirement fund or other fund for such series, or for any other purpose not inconsistent with the terms of the Indenture and which shall not impair the security of the same; and

                  WHEREAS, the Company desires to enter into this indenture supplemental to the Original Indenture with the Trustee for the purpose of establishing the form, terms, provisions and conditions of six new series of Bonds under the Indenture and for the purpose of providing the terms and conditions of redemption of the Bonds of such new series, all as determined by resolution or resolutions of the Board of Directors of the Company; and

                  WHEREAS, the Company in the exercise of the authority and power reserved to it under and by virtue of the provisions of the Indenture and pursuant to appropriate resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof and for the purposes herein provided; and

                  WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;


NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE

W I T N E S S E T H:
- - - - - - - - - -

                  That for and in consideration of the premises and of the purchase or acceptance of the Bonds by those who shall hold the same from time to time and of the sum of One Dollar to the Company duly paid by the Trustee at or before the execution and delivery of this Supplemental Indenture and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the Company does hereby covenant and agree with the Trustee for the benefit of the holders of the Bonds, or any of them, issued or to be issued under the Indenture, as follows:


PART I.

CREATION OF A SERIES OF FIRST MORTGAGE BONDS,
FLOATING RATE SERIES A DUE JUNE 30, 1999

                  SECTION 1. The Company hereby creates and establishes a new series of Bonds to be issued under and secured by the Indenture to be designated "First Mortgage Bonds, Floating Rate Series A due June 30, 1999" (hereinafter sometimes referred to as the "Bonds of the Eighty-first Series").

                  The Bonds of the Eighty-first Series shall be registered in the name of Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf and for the ratable benefit of the lenders (the "Term Lenders") named as Lenders in the Term Loan Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement") among the Company, the Term Lenders and Citibank N.A., as agent.

                  The permitted principal amount of the Bonds of the Eighty-first Series which may be executed by the Company and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture Bonds of the Eighty-first Series for a principal amount exceeding $255,000,000, except that Bonds of the Eighty-first Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

                  Upon the execution of this Supplemental Indenture, the Company may execute and deliver to the Trustee from time to time not in excess of $255,000,000 aggregate principal amount of Bonds of the Eighty-first Series, and thereupon the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of specified evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate the said $255,000,000 principal amount of Bonds of the Eighty-first Series and deliver the same upon the written order of the Company signed in its name by its President or one of its Vice Presidents or its Treasurer or an Assistant Treasurer.

                  SECTION 2. Each Bond of the Eighty-first Series shall be dated as of the date of its authentication. The Bonds of the Eighty-first Series are to be issued to the Master Creditor Agent (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Term Loan Agreement), interest on such principal amount and commitment fees on Unused Commitment (as defined in the Term Loan Agreement) in each case stated to be due under the Term Loan Agreement and (ii) to provide to the Master Creditor Agent on behalf of and for the ratable benefit of the Term Lenders, the benefits of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  The Bonds of the Eighty-first Series are to be issued in an aggregate principal amount equal to $255,000,000, being the amount of the aggregate original Commitments under (and as defined in) the Term Loan Agreement and are to mature on June 30, 1999. The principal of the Bonds of the Eighty-first Series shall be payable on the same date or dates and in the same amounts as set forth in the Term Loan Agreement for the payment of principal on Advances thereunder. "Interest" shall accrue and be payable on the Bonds of the Eighty-first Series from the date thereof until such Bonds are repaid in full, payable at the same rates, in the same amounts and on the same payment dates as provided in the Term Loan Agreement for the accrual and payment of interest in respect of outstanding principal of Advances and for the accrual and payment of commitment fees in respect of Unused Commitment. The rate of Interest payable on the Bonds of the Eighty-first Series shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months). Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

                  The Interest payable on any Interest payment date shall be paid to the persons in whose names the Bonds of the Eighty-first Series were registered at the close of business on the record date for such payment of Interest notwithstanding any cancellation of Bonds of the Eighty-first Series upon any registration of transfer or exchange thereof between such record date and such Interest payment date; except that if the Company shall default in the payment of any Interest due on such Interest payment date such defaulted Interest shall be paid to the persons in whose names Bonds of the Eighty-first Series are registered either at the close of business on the date preceding the date of payment of such defaulted Interest or on a subsequent record date fixed for the payment of such defaulted Interest by notice given by mail by or on behalf of the Company to the Trustee and holders of Bonds of the Eighty-first Series not less than ten days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to an Interest payment date, the earlier of (i) the close of business on the last day of the calendar month next preceding such Interest payment date or, if such last day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close and (ii) ten calendar days prior to such Interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted Interest, the close of business on any subsequent record date established as provided above.

                  All of the Bonds of the Eighty-first Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

                  Bonds of the Eighty-first Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

                  Both principal of and Interest on the Bonds of the Eighty-first Series shall be payable at the office of the Trustee, which in the case of Bankers Trust Company, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  SECTION 3. The Bonds of the Eighty-first Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Term Loan Agreement and, therefore, the principal of the Bonds of the Eighty-First Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Term Loan Agreement.

                  If an event of default, as defined in the Indenture, shall occur, the outstanding principal indebtedness evidenced by the Bonds of the Eighty-first Series may be declared or may be due and payable, in the manner and with the effect provided in the Indenture.

                  SECTION 4. Notwithstanding the foregoing provisions of this
Part I or any provisions of the Bonds of the Eighty-first Series, the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-first Series shall be fully or partially, as the case may be, satisfied and discharged, to the extent of any such full or partial payment of the then due principal of Advances (as defined in the Term Loan Agreement), interest due thereon and commitment fees due in respect of Unused Commitment under the Term Loan Agreement. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-first Series shall have been duly satisfied and discharged unless and until the Trustee shall have received notice of nonpayment thereof from the Master Creditor Agent. The Master Creditor Agreement, in Section 2.06(a) thereof, provides that, at such time as any portion of the outstanding principal amount of any Advances together with all accrued and unpaid interest thereon and all accrued and unpaid commitment fees then due under the Term Loan Agreement shall have been fully and finally paid, whether upon the prepayment or upon the maturity or acceleration thereof, upon the request of the Company and following confirmation of such by the Term Loan Agent (as defined in the Master Creditor Agreement), a principal amount of Bonds of the Eighty-first Series equal to such principal amount of the Advances so paid shall be surrendered by the Master Creditor Agent to the Trustee for cancellation, and upon such surrender shall be deemed fully paid. Notwithstanding the foregoing, the principal and Interest due on the Bonds of the Eighty-first Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether paid under the Bonds of the Eighty-first Series or the Term Loan Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Term Lender or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  SECTION 5. The registered owner (or assigns) of any Bond of the Eighty-first Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of like tenor and of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange.
The Bonds of the Eighty-first Series are nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Term Lenders, any such transfer of a Bond of the Eighty-first Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-first Series, for a like principal amount and bearing Interest at the same rates and having the same maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Term Lenders, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  SECTION 6. The definitive Bonds of the Eighty-first Series, and the Trustee's Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

          [Form of Face of Definitive Bond of the Eighty-first series]


         This Bond may not be exchanged in whole or in part for a Bond registered, and no transfer of this Bond in whole or in part may be registered, in the name of any person other than the Master Creditor Agent, a successor thereto or one or more Lenders, as described herein and on the reverse hereof.

         This Bond has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States ("Blue Sky Laws") and record or beneficial ownership of this Bond may not be offered, sold, pledged or otherwise transferred except pursuant to an exemption from registration under the Securities Act, in accordance with all applicable Blue Sky Laws and in accordance with the restrictions set forth on the reverse hereof.

No. RU-__                                      $_______

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
FLOATING RATE SERIES A DUE JUNE 30, 1999


                  NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CITIBANK N.A., as Master Creditor Agent under the Master Creditor Agreement hereinafter described, or registered assigns, the principal sum of __________________ Dollars or, if less, such principal amount as is equal to the aggregate principal amount of Advances (as defined in and) outstanding under the Term Loan Agreement hereinafter described, on June 30, 1999, or such earlier date or dates on which the principal amount of outstanding Advances is stated to be due and payable (whether due to optional prepayment or acceleration) under the Term Loan Agreement, and to pay Interest (as defined below) as provided below and on the reverse hereof. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve
(12) 30-day months).

Both principal of and Interest on this Bond are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

                  This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

                  IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a


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facsimile of the signature (or manual signature) of its Secretary or an
Assistant Secretary.


Dated:                                               NIAGARA MOHAWK POWER
                                                         CORPORATION



                                                     By


Attest:




            Secretary



[Form of Trustee's Certificate]


                  This is one of the Bonds of the Series designated above described in the within-mentioned Indenture


                                                     BANKERS TRUST COMPANY
                                                         as Trustee



                                                         By

                                                              Authorized Officer



[Form of Reverse of Definitive Bond of the Eighty-first Series]


                  This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the Eighty-first Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to Bankers Trust Company (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and Interest on this Bond as herein provided.

                  The Bonds of the Eighty-first Series have been issued to Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf of the lenders (the "Lenders") named as Lenders in the Term Loan Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement") among the Company, the Lenders and Citibank N.A. as agent for the Lenders, (i) to evidence the obligation of the Company to make payments in respect of principal, interest on such principal and commitment fees on the Unused Commitment (as defined in and) stated to be due under the Term Loan Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the benefit of the Lenders, the benefits of the security provided for under the Indenture and by this Bond in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  "Interest" on this Bond accrues and is payable at the same rates and on the same dates as provided in the Term Loan Agreement for the accrual and payment of interest on the outstanding principal amount of Advances and for the accrual and payment of commitment fees on the Unused Commitment. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  The obligation of the Company to make payments with respect to the principal of and Interest on Bonds of the Eighty-first Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of, interest due thereon and commitment fees in respect of Unused Commitment under the Term Loan Agreement. Notwithstanding the foregoing, the principal and Interest due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether paid under this Bond or the Term Loan Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Lender or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or
(d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  The outstanding principal indebtedness evidenced by this Bond together with accrued Interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

                  Each Bond of the Eighty-first Series shall be dated as of the date of its authentication.

                  Upon surrender for cancellation, at any time or from time to time, of Bonds of the Eighty-first Series by the Master Creditor Agent to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

                  The Bonds of the Eighty-first Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Term Loan Agreement and, therefore, the principal of the Bonds of the Eighty-first Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Term Loan Agreement.

                  No recourse shall be had for the payment of any part of principal of, or Interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

                  This Bond is nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Lenders, any such transfer to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-first Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Lenders, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent or agency may disregard any notice to the contrary, whether this Bond or Interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the Eighty-first Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the Eighty-first Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.


PART II.

CREATION OF A SERIES OF FIRST MORTGAGE BONDS, FLOATING RATE SERIES B DUE JUNE 30, 1999

                  SECTION 1. The Company hereby creates and establishes a new series of Bonds to be issued under and secured by the Indenture to be designated "First Mortgage Bonds, Floating Rate Series B due June 30, 1999" (hereinafter sometimes referred to as the "Bonds of the Eighty-second Series").

                  The Bonds of the Eighty-second Series shall be registered in the name of Citibank N.A., as Master Creditor Agent on behalf of the lenders and issuing banks (collectively, the "Revolving Lender Parties") named as Lenders and Issuing Banks in the Revolving Credit Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement") among the Company, the Revolving Lender Parties and Citibank N.A., as agent.

                  The permitted principal amount of the Bonds of the Eighty-second Series which may be executed by the Company and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture Bonds of the Eighty-second Series for a principal amount exceeding $125,000,000, except that Bonds of the Eighty-second Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

                  Upon the execution of this Supplemental Indenture, the Company may execute and deliver to the Trustee from time to time not in excess of $125,000,000 aggregate principal amount of Bonds of the Eighty-second Series, and thereupon the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of specified evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate the said $125,000,000 principal amount of Bonds of the Eighty-second Series and deliver the same upon the written order of the Company signed in its name by its President or one of its Vice Presidents or its Treasurer or an Assistant Treasurer.

                  SECTION 2. Each Bond of the Eighty-second Series shall be dated as of the date of its authentication. The Bonds of the Eighty-second Series are to be issued to the Master Creditor Agent (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Revolving Credit Agreement), interest on such principal, commitment fees on the Unused Revolving Credit Commitment (as defined in the Revolving Credit Agreement) and letter of credit fees on all outstanding Letters of Credit (as defined in the Revolving Credit Agreement) in each case stated to be due under the Revolving Credit Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the Revolving Lender Parties, the benefits of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  The Bonds of the Eighty-second Series are to be issued in an aggregate principal amount equal to $125,000,000, being the amount of the aggregate original Revolving Credit Commitments under (and as defined in) the Revolving Credit Agreement and are to mature on June 30, 1999. The principal of the Bonds of the Eighty-second Series shall be payable on the same date or dates and in the same amounts as set forth in the Revolving Credit Agreement for the payment of principal on Advances. "Interest" shall accrue and be payable on the Bonds of the Eighty-second Series from the date thereof until such Bonds are paid in full, payable at the same rates and on the same payment dates as provided in the Revolving Credit Agreement for the accrual and payment of interest in respect of the outstanding principal of Advances and the accrual and payment of commitment fees in respect of Unused Revolving Credit Commitment and letter of credit fees in respect of outstanding Letters of Credit. The rate of Interest payable on the Bonds of the Eighty-second Series shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months). Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

                  The Interest payable on any Interest payment date shall be paid to the persons in whose names the Bonds of the Eighty-second Series were registered at the close of business on the record date for such payment of Interest notwithstanding any cancellation of Bonds of the Eighty-second Series upon any registration of transfer or exchange thereof between such record date and such Interest payment date; except that if the Company shall default in the payment of any Interest due on such Interest payment date such defaulted Interest shall be paid to the persons in whose names Bonds of the Eighty-second Series are registered either at the close of business on the date preceding the date of payment of such defaulted Interest or on a subsequent record date fixed for the payment of such defaulted Interest by notice given by mail by or on behalf of the Company to the Trustee and holders of Bonds of the Eighty-second Series not less than ten days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to an Interest payment date, the earlier of (i) the close of business on the last day of the calendar month next preceding such Interest payment date or, if such last day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close and (ii) ten calendar days prior to such Interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted Interest, the close of business on any subsequent record date established as provided above.

                  All of the Bonds of the Eighty-second Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

                  Bonds of the Eighty-second Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

                  Both principal of and Interest on the Bonds of the Eighty-second Series shall be payable at the office of the Trustee, which in the case of Bankers Trust Company, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  SECTION 3. The Bonds of the Eighty-second Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Revolving Credit Agreement and, therefore, the principal of the Bonds of the Eighty-second Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Revolving Credit Agreement.

                  If an event of default, as defined in the Indenture, shall occur, the outstanding principal indebtedness evidenced by the Bonds of the Eighty-second Series may be declared or may be due and payable, in the manner and with the effect provided in the Indenture.

                  SECTION 4. Notwithstanding the foregoing provisions of this
Part II or any provisions of the Bonds of the Eighty-second Series, the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-second Series shall be fully or partially, as the case may be, satisfied and discharged, to the extent of any such full or partial payment of the then due principal of Advances, interest due thereon, commitment fees due in respect of Unused Revolving Credit Commitment and letter of credit fees due in respect of outstanding Letters of Credit in each case under the Revolving Credit Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-second Series then outstanding unless the Revolving Credit Commitment shall have been permanently reduced by the amount of such principal amount so paid. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-second Series shall have been duly satisfied and discharged unless and until the Trustee shall have received a notice of nonpayment thereof from the Master Creditor Agent. The Master Creditor Agreement, in Section 2.06(b) thereof, provides that, at such time as any portion of the outstanding principal amount of any Advances together with all accrued and unpaid interest thereon and all accrued and unpaid commitment fees and letter of credit fees then due under the Revolving Credit Agreement shall have been fully and finally paid, whether upon the prepayment or upon the maturity or acceleration thereof, and the Revolving Credit Commitment shall have been permanently reduced by an amount equal to such principal amount so paid, upon the request of the Company and following confirmation of such by the Revolving Credit Agent (as defined in the Master Creditor Agreement), a principal amount of Bonds of the Eighty-second Series equal to such principal amount so paid shall be surrendered by the Master Creditor Agent to the Trustee for cancellation, and upon such surrender shall be deemed fully paid. Notwithstanding the foregoing, the principal and Interest due on the Bonds of the Eighty-second Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether paid under the Bonds of the Eighty-second Series or the Revolving Credit Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Revolving Lender Party or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  SECTION 5. The registered owner (or assigns) of any Bond of the Eighty-second Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of like tenor and of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Eighty-second Series are nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Revolving Lender Parties, any such transfer of a Bond of the Eighty-second Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-second Series, for a like principal amount and bearing Interest at the same rates and having the same maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Revolving Lender Parties, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  SECTION 6. The definitive Bonds of the Eighty-second Series, and the Trustee's Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

[Form of Face of Definitive Bond of the Eighty-second series]


         This Bond may not be exchanged in whole or in part for a Bond registered, and no transfer of this Bond in whole or in part may be registered, in the name of any person other than the Master Creditor Agent, a successor thereto or one or more Lender Parties, as described herein and on the reverse hereof.

         This Bond has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States ("Blue Sky Laws") and record or beneficial ownership of this Bond may not be offered, sold, pledged or otherwise transferred except pursuant to an exemption from registration under the Securities Act, in accordance with all applicable Blue Sky Laws and in accordance with the restrictions set forth on the reverse hereof.



No. RU-__                                 $_______

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
FLOATING RATE SERIES B DUE JUNE 30, 1999


                  NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CITIBANK N.A., as Master Creditor Agent under the Master Creditor Agreement hereinafter described, or registered assigns, the principal sum of ________________ Dollars or, if less, such principal amount as is equal to the sum of the aggregate principal amount of Advances (as defined in and) outstanding under the Revolving Credit Agreement hereinafter described, on June 30, 1999 or such earlier date or dates on which the principal amount of outstanding Advances is stated to be due and payable (whether due to optional prepayment or acceleration) under the Revolving Credit Agreement, and to pay Interest (as defined below) as provided below and on the reverse hereof. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  Both principal of and Interest on this Bond are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

                  This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

                  IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.


Dated:                                               NIAGARA MOHAWK POWER
                                                         CORPORATION



                                                     By


Attest:




            Secretary



[Form of Trustee's Certificate]


                  This is one of the Bonds of the Series designated above described in the within-mentioned Indenture


                                                     BANKERS TRUST COMPANY
                                                         as Trustee



                                                         By

                                                              Authorized Officer

[Form of Reverse of Definitive Bond of the Eighty-second Series]

                  This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the Eighty-second Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to Bankers Trust Company (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and Interest on this Bond as herein provided.

                  The Bonds of the Eighty-second Series have been issued to Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf of the lenders and the issuing banks (collectively, the "Lender Parties") named as Lenders and Issuing Banks in the Revolving Credit Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement") among the Company, the Lender Parties and Citibank N.A., as agent, (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Revolving Credit Agreement), interest on such principal, commitment fees on the Unused Revolving Credit Commitment (as defined in the Revolving Credit Agreement) and letter of credit fees on all outstanding Letters of Credit (as defined in the Revolving Credit Agreement) in each case stated to be due under the Revolving Credit Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the Lender Parties, the benefits of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  "Interest" on this Bond accrues and is payable at the same rates and on the same dates as provided in the Revolving Credit Agreement for the accrual and payment of interest on the outstanding principal amount of Advances and for the accrual and payment of commitment fees on Unused Revolving Credit Commitment and letter of credit fees in respect of outstanding Letters of Credit. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  The obligation of the Company to make payments with respect to the principal of and Interest on Bonds of the Eighty-second Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances (as defined in the Revolving Credit Agreement), interest due thereon, commitment fees due in respect of Unused Revolving Credit Commitment and letter of credit fees due in respect of outstanding Letters of Credit, in each case under the Revolving Credit Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-second Series then outstanding unless the Revolving Credit Commitment (as defined in the Revolving Credit Agreement) shall have been permanently reduced by the amount of such principal amount so paid. Notwithstanding the foregoing, the principal and Interest (whether paid under the Bonds of the Eighty-second Series or the Revolving Credit Agreement) due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest is rescinded or must otherwise be returned by the Master Creditor Agent or any Lender Party or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or
(d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  The outstanding principal indebtedness evidenced by this Bond together with accrued Interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

                  Each Bond of the Eighty-second Series shall be dated as of the date of its authentication.

                  Upon surrender for cancellation, at any time or from time to time, of Bonds of the Eighty-second Series by the Master Creditor Agent to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

                  The Bonds of the Eighty-second Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Revolving Credit Agreement and, therefore, the principal of the Bonds of the Eighty-Second Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Revolving Credit Agreement.

                  No recourse shall be had for the payment of any part of principal of, or Interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

                  This Bond is nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Lender Parties, any such transfer to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-second Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Lender Parties, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent or agency may disregard any notice to the contrary, whether this Bond or Interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the Eighty-second Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the Eighty-second Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.

PART III.

CREATION OF A SERIES OF FIRST MORTGAGE BONDS,
FLOATING RATE SERIES C DUE JUNE 30, 1999

                  SECTION 1. The Company hereby creates and establishes a new series of Bonds to be issued under and secured by the Indenture to be designated "First Mortgage Bonds, Floating Rate Series C due June 30, 1999" (hereinafter sometimes referred to as the "Bonds of the Eighty-third Series").

                  The Bonds of the Eighty-third Series shall be registered in the name of Citibank N.A., as Master Creditor Agent on behalf of the lenders and the issuing bank (the "Morgan LC Credit Parties") named as Lenders and the Issuing Bank in the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Morgan LC Agreement") among the Company, the Morgan LC Credit Parties and Morgan Guaranty Trust Company of New York, as agent.

                  The permitted principal amount of the Bonds of the Eighty-third Series which may be executed by the Company and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture Bonds of the Eighty-third Series for a principal amount exceeding $163,000,000 except that Bonds of the Eighty-third Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

                  Upon the execution of this Supplemental Indenture, the Company may execute and deliver to the Trustee from time to time not in excess of $163,000,000 aggregate principal amount of Bonds of the Eighty-third Series, and thereupon the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of specified evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate the said $163,000,000 principal amount of Bonds of the Eighty-third Series and deliver the same upon the written order of the Company signed in its name by its President or one of its Vice Presidents or its Treasurer or an Assistant Treasurer.

                  SECTION 2. Each Bond of the Eighty-third Series shall be dated as of the date of its authentication. The Bonds of the Eighty-third Series are to be issued to the Master Creditor Agent (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Morgan LC Agreement), interest on the principal amount of such Advances and fronting fees and letter of credit commissions in each case stated to be due under the Morgan LC Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the Morgan LC Credit Parties, the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  The Bonds of the Eighty-third Series are to be issued in an aggregate principal amount equal to $163,000,000, being the amount of the aggregate original Available Amount (as defined in the Morgan LC Agreement) of all the Letters of Credit (as defined in the Morgan LC Agreement) to be outstanding under the Morgan LC Agreement minus the aggregate portion thereof available for the payment of Interest Drafts (as defined in the Morgan LC Agreement) and are to mature on June 30, 1999. The principal of the Bonds of the Eighty-third Series shall be payable on the same date or dates and in the same amounts as set forth in the Morgan LC Agreement for the payment of principal on Advances thereunder. "Interest" shall accrue and be payable on the Bonds of the Eighty-third Series from the date thereof until maturity, payable at the same rates and on the same payment dates as provided in the Morgan LC Agreement for the accrual and payment of interest in respect of outstanding Advances and the accrual and payment of fronting fees and letter of credit commissions. The rate of Interest payable on the Bonds of the Eighty-third Series shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months). Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

                  The Interest payable on any Interest payment date shall be paid to the persons in whose names the Bonds of the Eighty-third Series were registered at the close of business on the record date for such payment of Interest notwithstanding any cancellation of Bonds of the Eighty-third Series upon any registration of transfer or exchange thereof between such record date and such Interest payment date; except that if the Company shall default in the payment of any Interest due on such Interest payment date such defaulted Interest shall be paid to the persons in whose names Bonds of the Eighty-third Series are registered either at the close of business on the date preceding the date of payment of such defaulted Interest or on a subsequent record date fixed for the payment of such defaulted Interest by notice given by mail by or on behalf of the Company to the Trustee and holders of Bonds of the Eighty-third Series not less than ten days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to an Interest payment date, the earlier of (i) the close of business on the last day of the calendar month next preceding such Interest payment date or, if such last day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close and (ii) ten calendar days prior to such Interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted Interest, the close of business on any subsequent record date established as provided above.

                  All of the Bonds of the Eighty-third Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

                  Bonds of the Eighty-third Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

                  Both principal of and Interest on the Bonds of the Eighty-third Series shall be payable at the office of the Trustee, which in the case of Bankers Trust Company, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  SECTION 3. The Bonds of the Eighty-third Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Morgan LC Agreement and, therefore, the principal of the Bonds of the Eighty-third Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Morgan LC Agreement.

                  If an event of default, as defined in the Indenture, shall occur, the outstanding principal indebtedness evidenced by the Bonds of the Eighty-third Series may be declared or may be due and payable, in the manner and with the effect provided in the Indenture.

                  SECTION 4. Notwithstanding the foregoing provisions of this
Part III or any provisions of the Bonds of the Eighty-third Series, the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-third Series shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances, interest then due on such amounts and fronting fees and letter of credit commissions then due under the Morgan LC Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-third Series then outstanding unless the aggregate Available Amount of the Letters of Credit outstanding under the Morgan LC Agreement shall have been permanently reduced by an amount equal to such principal so paid. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-third Series shall have been duly satisfied and discharged unless and until the Trustee shall have received a notice of nonpayment thereof from the Master Creditor Agent. The Master Creditor Agreement, in

Section 2.06(c) thereof, provides that, at such time as any portion of the outstanding principal amount of any Advances together with all accrued and unpaid interest thereon and all accrued and unpaid fronting fees and letter of credit commissions then due under the Morgan LC Agreement shall have been fully and finally paid, whether upon the prepayment or upon the maturity or acceleration thereof, and the aggregate Available Amount of the Letters of Credit outstanding under the Morgan LC Agreement shall have been permanently reduced by an amount equal to such principal amount so paid, upon the request of the Company and following confirmation of such by the Morgan L/C Agent (as defined in the Master Creditor Agreement), a principal amount of Bonds of the Eighty-third Series equal to the principal amount so paid shall be surrendered by the Master Creditor Agent to the Trustee for cancellation, and upon such surrender shall be deemed fully paid. Notwithstanding the foregoing, the principal and Interest due on the Bonds of the Eighty-third Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether under the Bonds of the Eighty-third Series or the Morgan LC Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Morgan LC Credit Parties or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  SECTION 5. The registered owner (or assigns) of any Bond of the Eighty-third Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of like tenor and of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange.
The Bonds of the Eighty-third Series are nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Morgan LC Credit Parties, any such transfer of a Bond of the Eighty-third Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-third Series, for a like principal amount and bearing Interest at the same rates and having the same maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Morgan LC Credit Parties, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  SECTION 6. The definitive Bonds of the Eighty-third Series, and the Trustee's Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

[Form of Face of Definitive Bond of the Eighty-third series]


         This Bond may not be exchanged in whole or in part for a Bond registered, and no transfer of this Bond in whole or in part may be registered, in the name of any person other than the Master Creditor Agent, a successor thereto or one or more Morgan LC Credit Parties, as described herein and on the reverse hereof.

         This Bond has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States ("Blue Sky Laws") and record or beneficial ownership of this Bond may not be offered, sold, pledged or otherwise transferred except pursuant to an exemption from registration under the Securities Act, in accordance with all applicable Blue Sky Laws and in accordance with the restrictions set forth on the reverse hereof.

No. RU-__                                 $_______

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
FLOATING RATE SERIES C DUE JUNE 30, 1999


                  NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CITIBANK N.A., as Master Creditor Agent under the Master Creditor Agreement hereinafter described, or registered assigns, the principal sum of _________________ Dollars or, if less, such principal amount as is equal to the aggregate principal amount of Advances (as defined in the Morgan LC Agreement, as hereinafter defined), on June 30, 1999 or such earlier date or dates on which the principal amount of outstanding Advances is stated to be due and payable (whether due to optional prepayment or acceleration) under the Morgan LC Agreement, and to pay Interest (as defined below) as provided below and on the reverse hereof. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  Both principal of and Interest on this Bond are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

                  This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

                  IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.


Dated:                                               NIAGARA MOHAWK POWER
                                                         CORPORATION



                                                     By


Attest:




            Secretary



[Form of Trustee's Certificate]


                  This is one of the Bonds of the Series designated above described in the within-mentioned Indenture


                                                     BANKERS TRUST COMPANY
                                                         as Trustee



                                                         By

                                                              Authorized Officer

[Form of Reverse of Definitive Bond of the Eighty-third Series]


                  This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the Eighty-third Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to Bankers Trust Company (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and Interest on this Bond as herein provided.

                  The Bonds of the Eighty-third Series have been issued to Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf of the lenders and issuing bank (the "Morgan LC Credit Parties") named as Lenders and the Issuing Bank in the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Morgan LC Agreement") among the Company, the Morgan LC Credit Parties and Morgan Guaranty Trust Company of New York, as agent, (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Morgan LC Agreement), interest on the principal amount of such Advances and fronting fees and letter of credit commissions in each case stated to be due under the Morgan LC Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the Morgan LC Credit Parties, the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  "Interest" on this Bond accrues and is payable at the same rates and on the same dates as provided in the Morgan LC Agreement for the accrual and payment of interest in respect of outstanding principal of Advances and the accrual and payment of fronting fees and letter of credit commissions. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  The obligation of the Company to make payments with respect to the principal of and Interest on Bonds of the Eighty-third Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances, interest due thereon and fronting fees and letter of credit commissions due in respect of outstanding Letters of Credit (as defined in the Morgan LC Agreement), in each case under the Morgan LC Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-third Series then outstanding unless the aggregate Available Amount of the Letters of Credit outstanding under the Morgan LC Agreement shall have been permanently reduced by an amount equal to such principal amount so paid. Notwithstanding the foregoing, the principal and Interest due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether paid under this Bond or the Morgan LC Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Morgan LC Credit Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or
(d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  The outstanding principal indebtedness evidenced by this Bond together with accrued interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

                  Each Bond of the Eighty-third Series shall be dated as of the date of its authentication.

                  Upon surrender for cancellation, at any time or from time to time, of Bonds of the Eighty-third Series by the Master Creditor Agent to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

                  The Bonds of the Eighty-third Series are not subject to redemption, either as a whole or in part.

The principal amount of the Advances under the Morgan LC Agreement and, therefore, the principal of the Bonds of the Eighty-third Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Morgan LC Agreement.

                  No recourse shall be had for the payment of any part of principal of, or Interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

                  This Bond is nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Morgan LC Credit Parties, any such transfer to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-third Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Morgan LC Credit Parties, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent or agency may disregard any notice to the contrary, whether this Bond or Interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the Eighty-third Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the Eighty-third Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.


PART IV.

CREATION OF A SERIES OF FIRST MORTGAGE BONDS,
FLOATING RATE SERIES D DUE JUNE 30, 1999

                  SECTION 1. The Company hereby creates and establishes a new series of Bonds to be issued under and secured by the Indenture to be designated "First Mortgage Bonds, Floating Rate Series D due June 30, 1999" (hereinafter sometimes referred to as the "Bonds of the Eighty-fourth Series").

                  The Bonds of the Eighty-fourth Series shall be registered in the name of Citibank N.A., as Master Creditor Agent on behalf of the lenders and the issuing bank (the "Toronto LC Credit Parties") named as Lenders and the Issuing Bank in the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Toronto LC Agreement") among the Company, the Toronto LC Credit Parties and Toronto Dominion (Texas) Inc., as agent.

                  The permitted principal amount of the Bonds of the Eighty-fourth Series which may be executed by the Company and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture Bonds of the Eighty-fourth Series for a principal amount exceeding $213,260,000 except that Bonds of the Eighty-fourth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

                  Upon the execution of this Supplemental Indenture, the Company may execute and deliver to the Trustee from time to time not in excess of $213,260,000 aggregate principal amount of Bonds of the Eighty-fourth Series, and thereupon the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of specified evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate the said $213,260,000 principal amount of Bonds of the Eighty-fourth Series and deliver the same upon the written order of the Company signed in its name by its President or one of its Vice Presidents or its Treasurer or an Assistant Treasurer.

                  SECTION 2. Each Bond of the Eighty-fourth Series shall be dated as of the date of its authentication. The Bonds of the Eighty-fourth Series are to be issued to the Master Creditor Agent (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Toronto LC Agreement), interest on the principal amount of such Advances and fronting fees and letter of credit commissions in each case stated to be due under the Toronto LC Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the Toronto LC Credit Parties, the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  The Bonds of the Eighty-fourth Series are to be issued in an aggregate principal amount equal to $213,260,000, being the amount of the aggregate original Available Amount (as defined in the Toronto LC Agreement) of all the Letters of Credit (as defined in the Toronto LC Agreement) to be outstanding under the Toronto LC Agreement minus the aggregate portion thereof available for the payment of Interest Drafts (as defined in the Toronto LC Agreement) and are to mature on June 30, 1999. The principal of the Bonds of the Eighty-fourth Series shall be payable on the same date or dates and in the same amounts as set forth in the Toronto LC Agreement for the payment of principal on Advances thereunder. "Interest" shall accrue and be payable on the Bonds of the Eighty-fourth Series from the date thereof until maturity, payable at the same rates and on the same payment dates as provided in the Toronto LC Agreement for the accrual and payment of interest in respect of outstanding Advances and the accrual and payment of fronting fees and letter of credit commissions. The rate of Interest payable on the Bonds of the Eighty-fourth Series shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months). Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

                  The Interest payable on any Interest payment date shall be paid to the persons in whose names the Bonds of the Eighty-fourth Series were registered at the close of business on the record date for such payment of Interest notwithstanding any cancellation of Bonds of the Eighty-fourth Series upon any registration of transfer or exchange thereof between such record date and such Interest payment date; except that if the Company shall default in the payment of any Interest due on such Interest payment date such defaulted Interest shall be paid to the persons in whose names Bonds of the Eighty-fourth Series are registered either at the close of business on the date preceding the date of payment of such defaulted Interest or on a subsequent record date fixed for the payment of such defaulted Interest by notice given by mail by or on behalf of the Company to the Trustee and holders of Bonds of the Eighty-fourth Series not less than ten days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to an Interest payment date, the earlier of (i) the close of business on the last day of the calendar month next preceding such Interest payment date or, if such last day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close and (ii) ten calendar days prior to such Interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted Interest, the close of business on any subsequent record date established as provided above.

                  All of the Bonds of the Eighty-fourth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

                  Bonds of the Eighty-fourth Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

                  Both principal of and Interest on the Bonds of the Eighty-fourth Series shall be payable at the office of the Trustee, which in the case of Bankers Trust Company, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  SECTION 3. The Bonds of the Eighty-fourth Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Toronto LC Agreement and, therefore, the principal of the Bonds of the Eighty-fourth Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Toronto LC Agreement.

                  If an event of default, as defined in the Indenture, shall occur, the outstanding principal indebtedness evidenced by the Bonds of the Eighty-fourth Series may be declared or may be due and payable, in the manner and with the effect provided in the Indenture.

                  SECTION 4. Notwithstanding the foregoing provisions of this
Part IV or any provisions of the Bonds of the Eighty-fourth Series, the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-fourth Series shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances, interest then due on such amounts and fronting fees and letter of credit commissions then due under the Toronto LC Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-fourth Series then outstanding unless the aggregate Available Amount of the Letters of Credit outstanding under the Toronto LC Agreement shall have been permanently reduced by an amount equal to such principal so paid. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-fourth Series shall have been duly satisfied and discharged unless and until the Trustee shall have received a notice of nonpayment thereof from the Master Creditor Agent. The Master Creditor Agreement, in Section 2.06(d) thereof, provides that, at such time as any portion of the outstanding principal amount of any Advances together with all accrued and unpaid interest thereon and all accrued and unpaid fronting fees and letter of credit commissions then due under the Toronto LC Agreement shall have been fully and finally paid, whether upon the prepayment or upon the maturity or acceleration thereof, and the aggregate Available Amount of the Letters of Credit outstanding under the Toronto LC Agreement shall have been permanently reduced by an amount equal to such principal amount so paid, upon the request of the Company and following confirmation of such by the TD L/C Agent (as defined in the Master Creditor Agreement), a principal amount of Bonds of the Eighty-fourth Series equal to the principal amount so paid shall be surrendered by the Master Creditor Agent to the Trustee for cancellation, and upon such surrender shall be deemed fully paid. Notwithstanding the foregoing, the principal and Interest due on the Bonds of the Eighty-fourth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether under the Bonds of the Eighty-fourth Series or the Toronto LC Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Toronto LC Credit Parties or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  SECTION 5. The registered owner (or assigns) of any Bond of the Eighty-fourth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of like tenor and of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Eighty-fourth Series are nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Toronto LC Credit Parties, any such transfer of a Bond of the Eighty-fourth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-fourth Series, for a like principal amount and bearing Interest at the same rates and having the same maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Toronto LC Credit Parties, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  SECTION 6. The definitive Bonds of the Eighty-fourth Series, and the Trustee's Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

[Form of Face of Definitive Bond of the Eighty-fourth series]


         This Bond may not be exchanged in whole or in part for a Bond registered, and no transfer of this Bond in whole or in part may be registered, in the name of any person other than the Master Creditor Agent, a successor thereto or one or more Toronto LC Credit Parties, as described herein and on the reverse hereof.

         This Bond has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States ("Blue Sky Laws") and record or beneficial ownership of this Bond may not be offered, sold, pledged or otherwise transferred except pursuant to an exemption from registration under the Securities Act, in accordance with all applicable Blue Sky Laws and in accordance with the restrictions set forth on the reverse hereof.



No. RU-__                                 $_______

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
FLOATING RATE SERIES D DUE JUNE 30, 1999


                  NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CITIBANK N.A., as Master Creditor Agent under the Master Creditor

Agreement hereinafter described, or registered assigns, the principal sum of _________________ Dollars or, if less, such principal amount as is equal to the aggregate principal amount of Advances (as defined in the Toronto LC Agreement, as hereinafter defined), on June 30, 1999 or such earlier date or dates on which the principal amount of outstanding Advances is stated to be due and payable (whether due to optional prepayment or acceleration) under the Toronto LC Agreement, and to pay Interest (as defined below) as provided below and on the reverse hereof. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  Both principal of and Interest on this Bond are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

                  This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

                  IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.


Dated:                                               NIAGARA MOHAWK POWER
                                                         CORPORATION



                                                     By

Attest:




            Secretary



[Form of Trustee's Certificate]


                  This is one of the Bonds of the Series designated above described in the within-mentioned Indenture

                                                     BANKERS TRUST COMPANY
                                                         as Trustee



                                                         By

                                                              Authorized Officer



[Form of Reverse of Definitive Bond of the Eighty-fourth Series]


                  This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the Eighty-fourth Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to Bankers Trust Company (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and Interest on this Bond as herein provided.

                  The Bonds of the Eighty-fourth Series have been issued to Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf of the lenders and issuing bank (the "Toronto LC Credit Parties") named as Lenders and the Issuing Bank in the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Toronto LC Agreement") among the Company, the Toronto LC Credit Parties and Toronto Dominion (Texas) Inc., as agent, (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the Toronto LC Agreement), interest on the principal amount of such Advances and fronting fees and letter of credit commissions in each case stated to be due under the Toronto LC Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the Toronto LC Credit Parties, the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  "Interest" on this Bond accrues and is payable at the same rates and on the same dates as provided in the Toronto LC Agreement for the accrual and payment of interest in respect of outstanding principal of Advances and the accrual and payment of fronting fees and letter of credit commissions. The rate of Interest payable on this Bond shall not exceed

15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  The obligation of the Company to make payments with respect to the principal of and Interest on Bonds of the Eighty-fourth Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances, interest due thereon and fronting fees and letter of credit commissions due in respect of outstanding Letters of Credit (as defined in the Toronto LC Agreement), in each case under the Toronto LC Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-fourth Series then outstanding unless the aggregate Available Amount of the Letters of Credit outstanding under the Toronto LC Agreement shall have been permanently reduced by an amount equal to such principal amount so paid. Notwithstanding the foregoing, the principal and Interest due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether paid under this Bond or the Toronto LC Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Toronto LC Credit Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the

Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  The outstanding principal indebtedness evidenced by this Bond together with accrued interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

                  Each Bond of the Eighty-fourth Series shall be dated as of the date of its authentication.

                  Upon surrender for cancellation, at any time or from time to time, of Bonds of the Eighty-fourth Series by the Master Creditor Agent to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

                  The Bonds of the Eighty-fourth Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the Toronto LC Agreement and, therefore, the principal of the Bonds of the Eighty-fourth Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Toronto LC Agreement.

                  No recourse shall be had for the payment of any part of principal of, or Interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

                  This Bond is nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Toronto LC Credit Parties, any such transfer to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-fourth Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Toronto LC Credit Parties, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent agency may disregard any notice to the contrary, whether this Bond or Interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the Eighty-fourth Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the Eighty-fourth Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.


PART V.

CREATION OF A SERIES OF FIRST MORTGAGE BONDS,
FLOATING RATE SERIES E DUE JUNE 30, 1999

                  SECTION 1. The Company hereby creates and establishes a new series of Bonds to be issued under and secured by the Indenture to be designated "First Mortgage Bonds, Floating Rate Series E due June 30, 1999" (hereinafter sometimes referred to as the "Bonds of the Eighty-fifth Series").

                  The Bonds of the Eighty-fifth Series shall be registered in the name of Citibank N.A., as Master Creditor Agent on behalf of the lenders and the issuing bank (the "CIBC LC Credit Parties") named as Lenders and the Issuing Bank in the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CIBC LC Agreement") among the Company, the CIBC LC Credit

Parties and Canadian Imperial Bank of Commerce, as agent.

                  The permitted principal amount of the Bonds of the Eighty-fifth Series which may be executed by the Company and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture Bonds of the Eighty-fifth Series for a principal amount exceeding $37,500,000 except that Bonds of the Eighty-fifth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

                  Upon the execution of this Supplemental Indenture, the Company may execute and deliver to the Trustee from time to time not in excess of $37,500,000 aggregate principal amount of Bonds of the Eighty-fifth Series, and thereupon the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of specified evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate the said $37,500,000 principal amount of Bonds of the Eighty-fifth Series and deliver the same upon the written order of the Company signed in its name by its President or one of its Vice Presidents or its Treasurer or an Assistant Treasurer.

                  SECTION 2. Each Bond of the Eighty-fifth Series shall be dated as of the date of its authentication. The Bonds of the Eighty-fifth Series are to be issued to the Master Creditor Agent (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the CIBC LC Agreement), interest on the principal amount of such Advances and fronting fees and letter of credit commissions in each case stated to be due under the CIBC LC Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the CIBC LC Credit Parties, the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  The Bonds of the Eighty-fifth Series are to be issued in an aggregate principal amount equal to $37,500,000, being the original Available Amount (as defined in the CIBC LC Agreement) of the Letter of Credit (as defined in the CIBC LC Agreement) to be outstanding under the CIBC LC Agreement minus the portion thereof available for the payment of Interest

Drafts (as defined in the CIBC LC Agreement) and are to mature on June 30, 1999. The principal of the Bonds of the Eighty-fifth Series shall be payable on the same date or dates and in the same amounts as set forth in the CIBC LC Agreement for the payment of principal on Advances thereunder. "Interest" shall accrue and be payable on the Bonds of the Eighty-fifth Series from the date thereof until maturity, payable at the same rates and on the same payment dates as provided in the CIBC LC Agreement for the accrual and payment of interest in respect of outstanding Advances and the accrual and payment of fronting fees and letter of credit commissions. The rate of Interest payable on the Bonds of the Eighty-fifth Series shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months). Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

                  The Interest payable on any Interest payment date shall be paid to the persons in whose names the Bonds of the Eighty-fifth Series were registered at the close of business on the record date for such payment of Interest notwithstanding any cancellation of Bonds of the Eighty-fifth Series upon any registration of transfer or exchange thereof between such record date and such Interest payment date; except that if the Company shall default in the payment of any Interest due on such Interest payment date such defaulted Interest shall be paid to the persons in whose names Bonds of the Eighty-fifth Series are registered either at the close of business on the date preceding the date of payment of such defaulted Interest or on a subsequent record date fixed for the payment of such defaulted Interest by notice given by mail by or on behalf of the Company to the Trustee and holders of Bonds of the Eighty-fifth Series not less than ten days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to an Interest payment date, the earlier of (i) the close of business on the last day of the calendar month next preceding such Interest payment date or, if such last day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close and (ii) ten calendar days prior to such Interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted Interest, the close of business on any subsequent record date established as provided above.

                  All of the Bonds of the Eighty-fifth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

                  Bonds of the Eighty-fifth Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

                  Both principal of and Interest on the Bonds of the Eighty-fifth Series shall be payable at the office of the Trustee, which in the case of Bankers Trust Company, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  SECTION 3. The Bonds of the Eighty-fifth Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the CIBC LC Agreement and, therefore, the principal of the Bonds of the Eighty-fifth Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the CIBC LC Agreement.

                  If an event of default, as defined in the Indenture, shall occur, the outstanding principal indebtedness evidenced by the Bonds of the Eighty-fifth Series may be declared or may be due and payable, in the manner and with the effect provided in the Indenture.

                  SECTION 4. Notwithstanding the foregoing provisions of this
Part V or any provisions of the Bonds of the Eighty-fifth Series, the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-fifth Series shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances, interest then due on such amounts and fronting fees and letter of credit commissions then due under the CIBC LC Agreement provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-fifth Series then outstanding unless Available Amount of the Letter of Credit outstanding under the CIBC LC Agreement shall have been permanently reduced by an amount equal to such principal so paid. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and Interest on the Bonds of the Eighty-fifth Series shall have been duly satisfied and discharged unless and until the Trustee shall have received a notice of nonpayment thereof from the Master Creditor Agent. The Master Creditor Agreement, in Section 2.06(e) thereof, provides that, at such time as any portion of the outstanding principal amount of any Advances together with all accrued and unpaid interest thereon and all accrued and unpaid fronting fees and letter of credit commissions then due under the CIBC LC Agreement shall have been fully and finally paid, whether upon the prepayment or upon the maturity or acceleration thereof, and the Available Amount of the Letter of Credit outstanding under the CIBC LC Agreement shall have been permanently reduced by an amount equal to such principal amount so paid, upon the request of the Company and following confirmation of such by the CIBC L/C Agent (as defined in the Master Creditor Agreement), a principal amount of Bonds of the Eighty-fifth Series equal to the principal amount so paid shall be surrendered by the Master Creditor Agent to the Trustee for cancellation, and upon such surrender shall be deemed fully paid. Notwithstanding the foregoing, the principal and Interest due on the Bonds of the Eighty-fifth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether under the Bonds of Eighty-fifth Series or the CIBC LC Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any CIBC LC Credit Parties or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  SECTION 5. The registered owner (or assigns) of any Bond of the Eighty-fifth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the

Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of like tenor and of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Eighty-fifth Series are nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more CIBC LC Credit Parties, any such transfer of a Bond of the Eighty-fifth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-fifth Series, for a like principal amount and bearing Interest at the same rates and having the same maturity date, will be issued to the successor to the Master Creditor Agent or to one or more CIBC LC Credit Parties, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  SECTION 6. The definitive Bonds of the Eighty-fifth Series, and the Trustee's Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

[Form of Face of Definitive Bond of the Eighty-fifth series]


         This Bond may not be exchanged in whole or in part for a Bond registered, and no transfer of this Bond in whole or in part may be registered, in the name of any person other than the Master Creditor Agent, a successor thereto or one or more CIBC LC Credit Parties, as described herein and on the reverse hereof.

         This Bond has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States ("Blue Sky Laws") and record or beneficial ownership of this Bond may not be offered, sold, pledged or otherwise transferred except pursuant to an exemption from registration under the Securities Act, in accordance with all applicable Blue Sky Laws and in accordance with the restrictions set forth on the reverse hereof.


No. RU-__                               $_______

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
FLOATING RATE SERIES E DUE JUNE 30, 1999


                  NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CITIBANK N.A., as Master Creditor Agent under the Master Creditor Agreement hereinafter described, or registered assigns, the principal sum of _________________ Dollars or, if less, such principal amount as is equal to the aggregate principal amount of Advances (as defined in the CIBC LC Agreement, as hereinafter defined), on June 30, 1999 or such earlier date or dates on which the principal amount of outstanding Advances is stated to be due and payable (whether due to optional prepayment or acceleration) under the CIBC LC Agreement, and to pay Interest (as defined below) as provided below and on the reverse hereof. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  Both principal of and Interest on this Bond are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

                  This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

                  IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.


Dated:                                               NIAGARA MOHAWK POWER
                                                         CORPORATION



                                                     By


Attest:




            Secretary



[Form of Trustee's Certificate]


                  This is one of the Bonds of the Series designated above described in the within-mentioned Indenture


                                                     BANKERS TRUST COMPANY
                                                         as Trustee



                                                         By

                                                              Authorized Officer

[Form of Reverse of Definitive Bond of the Eighty-fifth Series]


                  This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the Eighty-fifth Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to Bankers Trust Company (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and Interest on this Bond as herein provided.

                  The Bonds of the Eighty-fifth Series have been issued to Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf of the lenders and issuing bank (the "CIBC LC Credit Parties") named as Lenders and the Issuing Bank in the Amended and Restated Letter of Credit and

Reimbursement Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CIBC LC Agreement") among the Company, the CIBC LC Credit Parties and Canadian Imperial Bank of Commerce, as agent, (i) to evidence the obligation of the Company to make payments in respect of the principal amount of Advances (as defined in the CIBC LC Agreement), interest on the principal amount of such Advances and fronting fees and letter of credit commissions in each case stated to be due under the CIBC LC Agreement and (ii) to provide to the Master Creditor Agent, on behalf of and for the ratable benefit of the CIBC LC Credit Parties, the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

                  "Interest" on this Bond accrues and is payable at the same rates and on the same dates as provided in the CIBC LC Agreement for the accrual and payment of interest in respect of outstanding principal of Advances and the accrual and payment of fronting fees and letter of credit commissions. The rate of Interest payable on this Bond shall not exceed 15% per annum (calculated on the basis of a 360-day year of twelve (12) 30-day months).

                  The obligation of the Company to make payments with respect to the principal of and Interest on Bonds of the Eighty-fifth Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of Advances, interest due thereon and fronting fees and letter of credit commissions due in respect of the outstanding Letter of Credit (as defined in the CIBC LC Agreement), in each case under the CIBC LC Agreement; provided, however, that such payment shall not reduce the principal amount of the Bonds of the Eighty-fifth Series then outstanding unless the Available Amount of the Letter of Credit outstanding under the CIBC LC Agreement shall have been permanently reduced by an amount equal to such principal amount so paid. Notwithstanding the foregoing, the principal and Interest due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or Interest (whether paid under this Bond or the CIBC LC Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any CIBC LC Credit Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or
(d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  The outstanding principal indebtedness evidenced by this Bond together with accrued interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

                  Each Bond of the Eighty-fifth Series shall be dated as of the date of its authentication.

                  Upon surrender for cancellation, at any time or from time to time, of Bonds of the Eighty-fifth Series by the Master Creditor Agent to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

                  The Bonds of the Eighty-fifth Series are not subject to redemption, either as a whole or in part. The principal amount of the Advances under the CIBC LC Agreement and, therefore, the principal of the Bonds of the Eighty-fifth Series may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the CIBC LC Agreement.

                  No recourse shall be had for the payment of any part of principal of, or Interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

                  This Bond is nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more CIBC LC Credit Parties, any such transfer to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-fifth Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more CIBC LC Credit Parties, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent or agency may disregard any notice to the contrary, whether this Bond or Interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the Eighty-fifth Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the Eighty-fifth Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.

PART VI.

CREATION OF A SERIES OF FIRST MORTGAGE BONDS,
3% SERIES DUE JUNE 30, 1999

                  SECTION 1. The Company hereby creates and establishes a new series of Bonds to be issued under and secured by the Indenture to be designated "First Mortgage Bonds, 3% Series due June 30, 1999" (hereinafter sometimes referred to as the "Bonds of the Eighty-sixth Series").

                  The Bonds of the Eighty-sixth Series shall be registered in the name of Citibank N.A., as Master Creditor Agent on behalf of itself and the Lender Parties (as defined in the Master Creditor Agreement).

                  The permitted principal amount of the Bonds of the Eighty-sixth Series which may be executed by the Company and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture Bonds of the Eighty-sixth Series for a principal amount exceeding $20,000,000 except that Bonds of the Eighty-sixth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

                  Upon the execution of this Supplemental Indenture, the Company may execute and deliver to the Trustee from time to time not in excess of $20,000,000 aggregate principal amount of Bonds of the Eighty-sixth Series, and thereupon the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of specified evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate the said $20,000,000 principal amount of Bonds of the Eighty-sixth Series and deliver the same upon the written order of the Company signed in its name by its President or one of its Vice Presidents or its Treasurer or an Assistant Treasurer.

                  SECTION 2. The Bonds of the Eighty-sixth Series are to be issued to the Master Creditor Agent to secure the payment of up to $20,000,000 of Senior Bank Expense Obligations (as defined in the Master Creditor Agreement) payable to the Lender Parties and the Master Creditor Agent. The Bonds of the Eighty-sixth Series shall mature according to their terms on June 30, 1999 and, in the case of the initial authentication of the Bonds of the Eighty-sixth Series, shall be dated March

21, 1996 and shall bear interest at the rate of 3% per annum during any period when Senior Bank Expense Obligations have not been paid as required by the Senior Bank Financing Agreements (as defined in the Master Creditor Agreement) or the Master Creditor Agreement, as the case may be. The Bonds of the Eighty-sixth Series are to be issued in an aggregate principal amount of $20,000,000. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

                  Subsequent to the initial authentication of the Bonds of the Eighty-sixth Series, each Bond of the Eighty-sixth Series shall be dated as of the date of its authentication.

                  All of the Bonds of the Eighty-sixth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

                  Bonds of the Eighty-sixth Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

                  Both principal of and interest on the Bonds of the Eighty-sixth Series shall be payable at the office of the Trustee, which in the case of Bankers Trust Company, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  SECTION 3. The Bonds of the Eighty-sixth Series are not subject to redemption, either as a whole or in part. The maturity of the Bonds of the Eighty-sixth Series is subject to acceleration in the same manner and under the same conditions that the Senior Bank Expense Obligations under the Senior Bank Financing Agreements and the Master Creditor Agreement are subject to acceleration.

                  If an event of default, as defined in the Indenture, shall occur, the outstanding principal indebtedness evidenced by the Bonds of the Eighty-sixth Series may be declared or may be due and payable, in the manner and with the effect provided in the Indenture.

                  SECTION 4. Notwithstanding the foregoing provisions of this
Part VI or any provisions of the Bonds of the Eighty-sixth Series, the obligation of the Company to make payments with respect to the principal of and interest on the Bonds of the Eighty-sixth Series shall be fully or partially, as the case may be, satisfied and discharged, to the extent of any such full or partial payment of Senior Bank Expense Obligations under the Senior Bank Financing Agreements and the Master Creditor Agreement. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on the Bonds of the Eighty-sixth Series shall have been duly satisfied and discharged unless and until the Trustee shall have received notice of nonpayment thereof from the Master Creditor Agent. The Master Creditor Agreement, in Section 2.06(f) thereof, provides that, whenever the principal of any Senior Bank Expense Obligations together with all accrued interest thereon shall have been fully and finally paid, whether upon the prepayment or upon the maturity or acceleration thereof, upon the request of the Company and following confirmation of such by each of the Term Loan Agent, the Revolving Credit Agent, the Morgan L/C Agent, the TD L/C Agent, the CIBC L/C Agent and the Master Creditor Agent, a principal amount of Bonds of the Eighty-sixth Series equal to the principal amount of Senior Bank Expense Obligations paid shall be surrendered by the Master Creditor Agent to the Trustee for cancellation, and upon such surrender shall be deemed fully paid. Notwithstanding the foregoing, the principal and interest due on the Bonds of the Eighty-sixth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether paid under the Bonds of the Eighty-sixth Series, the Senior Bank Financing Agreements or the Master Creditor Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Lender Party or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  SECTION 5. The registered owner (or assigns) of any Bond of the Eighty-sixth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of like tenor and of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Eighty-sixth Series are nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Lender Parties, any such transfer of a Bond of the Eighty-sixth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-sixth Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Lender Parties, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of
Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  SECTION 6. The definitive Bonds of the Eighty-sixth Series, and the Trustee's Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

[Form of Face of Definitive Bond of the Eighty-sixth series]


         This Bond may not be exchanged in whole or in part for a Bond registered, and no transfer of this Bond in whole or in part may be registered, in the name of any person other than the Master Creditor Agent, a successor thereto or one or more Lender Parties, as described herein and on the reverse hereof.

         This Bond has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States ("Blue Sky Laws") and record or beneficial ownership of this Bond may not be offered, sold, pledged or otherwise transferred except pursuant to an exemption from registration under the Securities Act, in accordance with all applicable Blue Sky Laws and in accordance with the restrictions set forth on the reverse hereof.



No. RU-__                                $_______

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
3% SERIES DUE JUNE 30, 1999


                  NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CITIBANK N.A., as Master Creditor Agent under the Master Creditor Agreement hereinafter described, or registered assigns, the principal sum of _________________ Dollars or, if less, such principal amount as is equal to the aggregate principal amount of all outstanding Senior Bank Expense Obligations (as hereinafter described) on June 30, 1999, or such earlier date or dates on which the principal amount of outstanding Senior Bank Expense Obligations is stated to be due and payable (whether due to prepayment or acceleration) under the Senior Bank Financing Agreements (as defined in the Master Creditor Agreement) or the Master Creditor Agreement, as the case may be, and to pay interest thereon at the rate of 3% per annum during any period when Senior Bank Expense Obligations have not been paid as required by the Senior Bank Financing Agreements or the Master Creditor Agreement, as the case may be.

                  Both principal of and interest on this Bond are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

                  This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

                  IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Dated:                                               NIAGARA MOHAWK POWER
                                                         CORPORATION



                                                     By


Attest:




            Secretary


[Form of Trustee's Certificate]


                  This is one of the Bonds of the Series designated above described in the within-mentioned Indenture


                                                     BANKERS TRUST COMPANY
                                                         as Trustee



                                                         By

                                                              Authorized Officer

[Form of Reverse of Definitive Bond of the Eighty-sixth Series]


                  This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the Eighty-sixth Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to Bankers Trust Company (successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank -- New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and interest on this Bond as herein provided.

                  The Bonds of the Eighty-sixth Series have been issued to Citibank N.A., as master creditor agent (the "Master Creditor Agent") under the Master Creditor Agreement dated as of March 20, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Creditor Agreement"), on behalf of itself and the lender parties (the "Lender Parties") named as Lender Parties in the Master Credit Agreement, to secure the payment of the principal of and interest, if any, due on up to $20,000,000 principal amount of Senior Bank Expense Obligations (as defined in the Master Creditor Agreement) payable to the Lender Parties or the Master Creditor Agent, or order.

                  The obligation of the Company to make payments with respect to the principal of and interest on Bonds of the Eighty-sixth Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have paid fully or partially the then due principal of and interest, if any, on the Senior Bank Expense Obligations. Notwith standing the foregoing, the principal and interest due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether paid under this Bond, the Senior Bank Financing Agreements or the Master Creditor Agreement) is rescinded or must otherwise be returned by the Master Creditor Agent or any Lender Party or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

                  The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or
(d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  The outstanding principal indebtedness evidenced by this Bond together with accrued interest thereon, if any, may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

                  Subsequent to the initial authentication of the Bonds of the Eighty-sixth Series, each Bond of the Eighty-sixth Series shall be dated as of the date of its authentication.

                  Upon surrender for cancellation, at any time or from time to time, of Bonds of the Eighty-sixth Series by the Master Creditor Agent to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

                  The Bonds of the Eighty-sixth Series are not subject to redemption, either as a whole or in part. The maturity of the Bonds of the Eighty-sixth Series is subject to acceleration in the same manner and under the same conditions that the Senior Bank Expense Obligations under the Senior Bank Financing Agreements or the Master Creditor Agreement, as the case may be, are subject to acceleration.

                  No recourse shall be had for the payment of any part of principal of, or interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

                  This Bond is nontransferable except to effect transfer to any successor to the Master Creditor Agent or to one or more Lender Parties, any such transfer to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-sixth Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the successor to the Master Creditor Agent or to one or more Lender Parties, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent or agency may disregard any notice to the contrary, whether this Bond or interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the Eighty-sixth Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the Eighty-sixth Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.


PART VII.

INFORMATION TO TRUSTEE

                  SECTION 1. The Company covenants that so long as of any of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series or Eighty-sixth Series shall be outstanding, the Company (i) will request the Master Creditor Agent or its successor to provide the Trustee with information concerning any of the Term Loan Agreement, the Revolving Credit Agreement, the Morgan LC Agreement, the Toronto LC Agreement or the CIBC LC Agreement (collectively, the "Loan Agreements") or Senior Bank Expense Obligations thereunder (including, without limitation, information on amounts outstanding thereunder and interest due thereon) that the Trustee may from time to time reasonably request and (ii) will not amend or agree to amend Section 5.02(b) of the Master Creditor Agreement. The Trustee may presume the correctness of the information provided to it pursuant to this Section 1 and may conclusively rely thereon for all purposes of the Indenture and the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series and Eighty-sixth Series.

                  SECTION 2. The Company shall lodge with the Trustee copies of the Loan Agreements and covenants that so long as of any of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series or Eighty-sixth Series shall be outstanding, it shall lodge with the Trustee any amendments to the Loan Agreements.


PART VIII.

FUTURE AMENDMENTS OF INDENTURE AND LOAN AGREEMENTS

                  SECTION 1. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Fourth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, as follows:

                  1. by deleting the provisions of subparagraph 1(b) of Paragraph F of Section 6 of Article Fourth thereof, of subparagraph 1(b) of Paragraph E of Section 7 of Article Fourth thereof and of subsection 1(b) of Section 8 of Article Fourth thereof;

                  2. by restating Paragraph A of Section 7 of Article Fourth of the Indenture so that, as so restated, it shall be and read as follows:

                  "A. The Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds, if any, for which Bonds are then to be issued under this Section 7, shall not previously have been made the basis for the issuance of Bonds or for the withdrawal of money under any provision of this Indenture, or retired out of moneys paid out by the Trustee under the provisions of Section 9 of this Article Fourth or Section 2 of Article Seventh hereof, or retired with moneys deposited under an Underlying Mortgage or Constituent Corporation Mortgage and representing the proceeds of any insurance on the Mortgaged Property or of any part of the Mortgaged Property which shall have been released from the lien of this Indenture, or used as the basis for a credit under Section 4 of Article Third of this Indenture."; and

                  3. by restating subsection (a) of subparagraph 3 of Paragraph E of Section 7 of Article Fourth of the Indenture so that, as so restated, it shall be and read as follows:

                  "(a) That the Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds, if any, for which Bonds are then to be issued under this Section 7, had not been made the basis for the issuance of Bonds or for the withdrawal of money under any provision of this Indenture, and had not been retired out of moneys paid out by the Trustee under the provisions of Section 9 of this Article Fourth or
         Section 2 of Article Seventh hereof, or retired with moneys deposited under an Underlying Mortgage or Constituent Corporation Mortgage and representing the proceeds of any insurance on the Mortgaged Property or of any part of the Mortgaged Property which shall have been released from the lien of this Indenture, and had not been used as the basis for a credit under Section 4 of Article Third of this Indenture."

                  SECTION 2. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Ninth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by adding the following
Section 19 at the end of said Article Ninth:

                  "SECTION 19. All parties to this Indenture agree, and each holder of Bonds by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys, fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted any holder, or group of holders, of more than 10% in aggregate principal amount of the Bonds outstanding, or to any suit instituted by any holder of Bonds for the enforcement of the payment of the principal of (or premium, if any) or interest on any Bond on or after the maturity date expressed in such Bond."

                  SECTION 3. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Eleventh of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending the first paragraph of Section 2 thereof so that, as so amended, it shall be and read as follows:

                  "SECTION 2. Anything herein contained to the contrary notwithstanding, any moneys at any time deposited with the Trustee pursuant to the provisions hereof for the payment of the principal, premium or interest of or upon any Bond or interest coupon and remaining unclaimed for three (3) years after the date upon which such payment shall have become due shall, upon the request of the Company, be repaid to it by the Trustee; provided, that, before being required to make any such repayment, the Trustee may, at the expense of the Company, cause to be published, once a week for four (4) successive calendar weeks, in a daily newspaper, printed in the English language, published and of general circulation in the Borough of Manhattan, The City of New York, State of New York, and in a daily newspaper, printed in the English language, published and of general circulation in each of the other cities (if any) in which such principal, premium or interest, as the case may be, was payable in accordance with the terms of the Bond or interest coupon with respect to which such moneys were deposited, notice that the said moneys have not been claimed, and that after a date named in such notice, the balance of such moneys then unclaimed will be repaid to the Company."

                  SECTION 4. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Twelfth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending Paragraph A of
Section 2 of Article Twelfth of the Indenture by the addition of the following:

                  "The Trustee may, and, upon written request of the Company or of the holders of a majority in principal amount of the Bonds outstanding, shall, fix a day, not less than ten (10) days prior to the date of first publication of notice of such meeting, as a record date for the determination of holders of Registered Bonds without coupons, and of Coupon Bonds registered as to principal (otherwise than to bearer), entitled to notice of and to vote at such meeting and any adjournment thereof, and only such registered holders who shall have been such on the date so fixed shall be entitled to notice of and to vote such Bonds at such meeting, and the Registered Bonds without coupons, and the Coupon Bonds registered as to principal (otherwise than to bearer), on such record date may be voted at such meeting and any adjournment thereof only by the persons who shall have been registered holders of such Bonds on such record date or their proxies, notwithstanding any registration of transfer of any such Bonds on the books of the Company after such date. If any Registered Bonds without coupons shall be transferred or shall be exchanged for Coupon Bonds after such record date, or if any Coupon Bonds registered as to principal (otherwise than to bearer) on such record date shall thereafter be registered to bearer, a suitable notation shall be made upon such Bonds at the time of registration of transfer from such registered holder's name or exchange, as the case may be, to record the fact that the registered holder of such Bonds on said record date or his proxies shall be the only persons entitled to vote such Bonds at the meeting. If any Coupon Bond not registered as to principal upon such record date is thereafter so registered (otherwise than to bearer) or is thereafter exchanged for a Registered Bond, the first registered holder in whose name such Bond shall be so registered shall be deemed to have been the registered holder of such Bond on the record date for the purposes of this section, and upon such registration or exchange a notice of such meeting shall be delivered to such registered holder. In any case where a record date is fixed as aforesaid, the list of Bondholders referred to in Paragraph B of this Section 2 shall be based upon the holdings of Bonds on such record date, but shall also include the holder of Coupon Bonds registered as to principal (otherwise than to bearer) after such record date and prior to such meeting and the holders of Registered Bonds received in exchange for Coupon Bonds after such record date and prior to such meeting."

                  SECTION 5. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Twelfth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by adding the following Paragraph G to Section 2 thereof:

                  "G. Whenever the Company shall deliver to the Trustee an instrument or instruments executed by holders of at least sixty-six and two-thirds per cent (66-2/3%) in aggregate principal amount of the Bonds affected and outstanding at the time of such delivery, consenting to the substance of a proposed modification or amendment to the provisions hereof, thereupon the Trustee shall execute a supplemental indenture in substantially the form provided for by or in such instrument or instruments, and no holder of any Bond shall have any right or interest to object to the execution of said supplemental indenture or to object to any of the terms or provisions therein contained, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Company from executing the same or from taking any action pursuant to the provisions thereof, provided that, in lieu of an instrument or instruments executed by holders of Bonds, the consent of the holders of any series of Bonds to any such proposed modification or amendment may be set forth in and evidenced by the supplemental indenture establishing the terms and provisions of such series; and provided further that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal and interest on any Bond outstanding at the time and place and at the rate and in the currency prescribed therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

                  It shall not be necessary for any consent of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent approves the substances of the matters to which such consent relates. Any consent executed and delivered by any Bondholder shall be binding upon all future holders of Bonds held by such Bondholder at the time of execution of such consent, including without limitation any Bonds issued in substitution or exchange therefor, whether upon transfer or otherwise."

                  SECTION 6. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Thirteenth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending the first paragraph of Section 1 thereof so that, as so amended, it shall be and read as follows:

                  "SECTION 1. Any demand, consent, waiver, request, notice or other instrument in writing required or provided by this Indenture to be signed or executed by the holders of any Bonds may be in any number of concurrent writings of similar tenor, and may be signed or executed by such holders in person or by attorney appointed in writing.

                  The fact and date of the execution by any person of any such instrument, or of the writing appointing any such attorney, and of the ownership by any person of any Bonds, may be proved in any manner deemed sufficient by the Trustee, and such proof shall be conclusive in favor of the Trustee and the Company.

                  Without limiting the generality of the foregoing paragraph:

                  A. The signature on a proxy, consent or other such instrument or writing, if believed by the Trustee to be genuine, shall be sufficient to establish the fact of the execution thereof.

                  B. The fact of the ownership of any Coupon Bond which shall not at the time be registered as to principal or shall be registered to bearer, and the denomination and serial number of such Bond and the date of holding the same, may be proved by a certificate executed by any trust company, bank, banker or other depositary (wherever situated), showing that at the date therein mentioned the person named in such certificate had on deposit with such depositary the Bond described in such certificate. For all purposes of this Indenture and of any proceedings pursuant hereto for the enforcement hereof or otherwise, to the extent permitted by the provisions of Section 4 of Article Tenth, such person shall be deemed to continue to be the owner of such Bond until the Trustee shall have received notice in writing to the contrary. The ownership of any Registered Bond or of any Coupon Bond which shall at the time be registered as to principal (otherwise than to bearer) shall be proved by the register of Bonds maintained for such purpose."

                  SECTION 7. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Fourth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending subparagraph (3) of Paragraph E of Section 9 thereof so that, as so amended, it shall be and read as follows:

                  "(3) A statement, in form satisfactory to the Trustee, signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company, and verified on information and belief by one of such officers not more than sixty (60) days prior to the receipt thereof by the Trustee, certifying (a) that the Bonds so delivered had previously been actually negotiated by the Company for value; (b) that the

         Company had bona fide purchased or contracted to purchase the said Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds at prices (inclusive of accrued interest) to be set forth in the statement, and that such prices were not in excess of 115% of the principal amount of said Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds; (c) that the Company is not, so far as known to the officers signing such statement, in default with respect to the performance or observance of any covenant or agreement contained in this Indenture; and (d) that it is not then necessary to retire the Underlying Mortgage Obligations to be purchased to eliminate any excess of the nature described in Paragraph D of Section 7 hereof."

                  SECTION 8. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-sixth Series or of any subsequently created series, to amend at any time Article Seventh of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending Paragraph E of
Section 2 thereof so that, as so amended, it shall be and read as follows:

                  "E.      To the purchase of Bonds of any series
         issued and outstanding hereunder or of Underlying
         Mortgage Obligations or of Constituent Corporation
         Bonds at not in excess of 115% of the principal amount thereof, in accordance with the provisions of Paragraph E of Section 9 of Article Fourth."

                  SECTION 9. The Company covenants that so long as of any of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series or Eighty-sixth Series shall be outstanding, it will not make any amendment to the Loan Agreements that will amend or modify the contractual rights of the owners of Bonds of any series other than the owners of the Bonds of the Eighty-first Series, Eighty-second Series, Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series or Eighty-sixth Series.

PART IX.

AMENDMENT OF INDENTURE

                  SECTION 1. Article Tenth of the Original Indenture as heretofore modified and amended is further amended by adding thereto, following
Section 18 thereof, a new Section 19 which shall be and read as follows:

                           "Section 19. The Trustee may appoint an
                  authenticating agent with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges of Bonds under the provisions of this Indenture as fully to all intents and purposes as though such authenticating agent had been expressly authorized by said provisions to authenticate and deliver Bonds. For all purposes of this Indenture, the authentication and delivery of Bonds by such authenticating agent pursuant to this Section shall be deemed to be authentication and delivery of such Bonds "by the Trustee". Such authenticating agent shall at all times be a bank or trust company organized and doing business under the laws of the United States or of any State, with a combined capital and surplus of at least $5,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority. The Trustee hereby appoints Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, as an authenticating agent. Any corporation into which any authenticating agent so appointed may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of an authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such authenticating agent or such successor corporation. Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent, in which case it shall give written notice of such appointment to the Company and shall mail notice of such appointment. Any amounts paid by the Trustee to the authenticating agent from time to time as reasonable compensation for its services, shall be included in the Trustee's Charges. The provisions of Article Second,
                  Section 8, and Article Tenth, Section 5 shall be applicable to any authenticating agent."


PART X.

THE TRUSTEE

                  SECTION 1. The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions set forth in the Original Indenture and in the indentures supplemental thereto including this Supplemental Indenture and upon the following terms and conditions:

                  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. To the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, the Trustee shall not be answerable or accountable for anything whatsoever in connection with this Supplemental Indenture except for its own wilful misconduct or negligence.

PART XI.

MISCELLANEOUS PROVISIONS

                  SECTION 1. This Supplemental Indenture shall, pursuant to the provisions of Section 4 of Article Twelfth of the Indenture, hereafter form a part of the Indenture; and all the terms and conditions contained in this Supplemental Indenture as to any provision authorized to be contained herein shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes. Except as expressly amended and supplemented by this Supplemental Indenture, the Indenture is hereby ratified and confirmed in all respects.

                  SECTION 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original and shall remain in full force and effect, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed in their respective corporate names by their respective officers thereunto duly authorized, and their respective corporate seals to be hereto attached and to be duly attested, all as of the day and year first above written.


                                                     NIAGARA MOHAWK POWER
                                                      CORPORATION

[CORPORATE SEAL]
                                                     By

                                                         Name: Arthur W. Roos
                                                         Title: Vice President-
Treasurer


Attest:



Title:


                                                     BANKERS TRUST COMPANY


[CORPORATE SEAL]                                     By

                                                         Name: James C.
McDonough
                                                         Title: Assistant Vice
President


Attest:




Title:

STATE OF NEW YORK                   )
                                    :       ss.:
COUNTY OF ONONDAGA                  )


                  On this ____ day of March, 1996, before me personally came Arthur W. Roos, to me personally known, who, being by me duly sworn, did depose and say that he resides at 4573 Stoneledge Lane, Manlius, New York 13104; that he is the Vice President-Treasurer of NIAGARA MOHAWK POWER CORPORATION, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.




                                                                   Notary Public




STATE OF NEW YORK                   )
                                    :       ss.:
COUNTY OF NEW YORK                  )


         On this ____ day of March, 1996, before me personally came James C. McDonough, to me personally known, who, being by me duly sworn, did depose and say that he resides at 150 Draper Lane, Dobbs Ferry, New York 10522; that he is an Assistant Vice President of BANKERS TRUST COMPANY, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.




                                                                   Notary Public